Taxes Payable (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Taxes Payable
EIT payable	¥ 131,824		¥ 109,864
VAT payable	57,647		58,624
Withholding income tax payable	45,308		55,854
Withholding individual income taxes for employees	42,623		46,739
Others	67,848		45,163
Total	¥ 345,250	$ 48,627	¥ 316,244